                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant |X|

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

    [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
               Commission Only (as permitted by Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                   [ ] Soliciting Material Under Rule 14a-12.


                          BENTLEY COMMUNICATIONS CORP.
                          ----------------------------
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                          BENTLEY COMMUNICATIONS CORP.
                       11301 OLYMPIC BOULEVARD, SUITE 680
                           LOS ANGELES, CA 90064-30228

Dear Shareholder:

We invite you to attend our annual meeting of shareholders to be held at 2:00 p.m., Pacific Time on Thursday, October 30th, 2003, at 11301 Olympic Boulevard, Conference Center, Los Angeles, California. At the meeting you will hear a report on our operations and have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the Report on Form 10-KSB to the Securities and Exchange Commission and the Proxy Statement. The Proxy Statement tells you more about the agenda and procedures for the annual meeting. It also describes how the Board of Directors operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions in the Proxy Statement. This proxy statement and form of proxy are first being mailed to shareholders on October 15, 2003.

Sincerely yours,

/s/    GORDON F. LEE

Gordon F. Lee,
Chief Executive Officer

October 14, 2003

                          BENTLEY COMMUNICATIONS CORP.
                       11301 OLYMPIC BOULEVARD, SUITE 680
                           LOS ANGELES, CA 90064-30228

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

TIME:                 2:00 p.m., Pacific Time

DATE:                 Thursday, October 30th, 2003

PLACE:                11301 Olympic Boulevard, Conference Center
                      Los Angeles, California

PURPOSE:

           1. To elect Gordon F. Lee and Robert Schumacher as directors of the Company.

           2. To ratify the appointment by the Board of Directors of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, as the Company's independent auditors for the current fiscal year.

           3. To approve the amendment of the Company's Articles of Incorporation to change the Company's name from "BENTLEY COMMUNICATIONS CORP." to "BENTLEY COMMERCE CORPORATION", or such other name as determined by the Board of Directors.

           4. To ratify and approve the amendment of the Company's Articles of Incorporation to increase the number of authorized common stock to 2,500,000,000.

           5. To ratify and approve the Company's Stock Plans.

           6. To ratify and approve the purchase of the assets of Crump Barter Systems, Inc. and the Company's new business plan.

           7. To ratify and approve the actions of the board of directors and officers of the Company for the last fiscal year.

           8. To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

Only shareholders of record at the close of the business on September 29th, 2003 may vote at the annual meeting. There are no dissenter's rights of appraisal under Florida law in connection with the above-listed actions.

Your vote is important. Please complete, sign, date, and return your proxy promptly in the enclosed envelope.

                                             By Order of the Board of Directors

                                             By: /s/ GORDON F. LEE
                                             ---------------------------

October 14, 2003                                 Gordon F. Lee,
                                                 Chief Executive Officer

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE 2003 ANNUAL MEETING OF SHAREHOLDERS OF BENTLEY COMMUNICATIONS CORP. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY.

                          BENTLEY COMMUNICATIONS CORP.


                                 PROXY STATEMENT
                                 ---------------
GENERAL INFORMATION

THIS PROXY STATEMENT IS BEING SENT TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING") BY THE BOARD OF DIRECTORS OF BENTLEY COMMUNICATIONS CORP. (THE "COMPANY", "BENTLEY", "WE" OR "US") TO BE HELD AT 11301 OLYMPIC BOULEVARD, CONFERENCE CENTER, LOS ANGELES, CALIFORNIA, AT 2:00 P.M., PACIFIC TIME, ON THURSDAY, OCTOBER 30TH, 2003, AND AT ANY ADJOURNMENTS THEREOF. This proxy statement and the accompanying Notice of 2003 Annual Meeting of Shareholders and form of proxy is first being first mailed to stockholders on or about October 15, 2003. Shareholders are encouraged to review the information provided in this proxy statement in conjunction with our Annual Report on Form 10-KSB for the year ended June 30, 2003, a copy of which also accompanies this proxy statement.

WHO MAY VOTE

Only shareholders of the Company as recorded in our stock register at the close of business on September 29th, 2003 (the "RECORD DATE") may vote at the Annual Meeting. At the close of business on the Record Date, we had 349,490,764 common shares outstanding and entitled to vote, held by approximately 698 stockholders of record. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

HOW TO VOTE

You may vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting.

VOTING ELECTRONICALLY VIA THE INTERNET

If your shares are registered in the name of a bank or brokerage you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services ("ADP") online program, which provides eligible shareholders who receive a paper copy of the proxy statement with the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form from the bank or brokerage firm will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the enclosed envelope.

HOW PROXIES WORK

Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for or not vote for the nominees for director named in this Proxy Statement. You may also vote for or against the proposal to ratify the appointment of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, as our independent auditors or abstain from voting. You may vote for or against the proposal to change the name of the Company to "BENTLEY COMMERCE CORPORATION" or abstain from voting. You may vote for or against the proposal to ratify and approve the increase in the Company's authorized shares to 2,500,000,000 or abstain from voting. You may vote for or against ratification and approval of the Company's stock plans or abstain from voting. You may vote for or against ratification and approval of the purchase of the assets of Crump Barter Systems, Inc. and the Company's new business plan or abstain from voting. Lastly, you may vote for or against ratification or approval of the actions of the Company's board of directors and officers over the last fiscal year or abstain from voting.

If you sign and return the enclosed proxy but do not specify your vote on the proposals, we will vote your shares in favor of the above-listed actions. In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. At the date this Proxy Statement went to press we did not know of any other matters to be raised at the Annual Meeting.

The persons named in the enclosed proxy are directors and officers of the Company and you may strike out the names of the persons whom you do not wish to act on your behalf. A shareholder has the right to appoint any person to attend and act for him or her at the Annual Meeting. A SHAREHOLDER DESIRING TO APPOINT A PERSON TO REPRESENT HIM AT THE ANNUAL MEETING MAY DO SO EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED AND STRIKING OUT THE PRINTED NAMES IN THE FORM OF PROXY OR BY COMPLETING ANOTHER PROXY. In either case, the proxy must be delivered to the offices of the Company's Transfer Agent, Florida Atlantic Stock Transfer Inc., of 7130 Nob Hill Road, Tamarac, Florida, 33321, at least 48 hours before the time of the Annual Meeting or adjournment thereof or with the Chairman of the Annual Meeting prior to the scheduled commencement of the Annual Meeting.

You may receive more than one proxy depending on how you hold your shares. Shares registered in your name are covered by one proxy. If you hold shares through someone else, such as a bank or broker (that is, in street name) please refer to your proxy card or the information forwarded by your bank, broker or other holder of record for voting instructions. If you want to vote in person at the Annual Meeting, and you hold your shares in street name, you must obtain a proxy from your bank or broker and bring the proxy to the Annual Meeting.

These securityholder materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

REVOKING A PROXY

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the Annual Meeting, or by notifying our CEO in writing at 11301 Olympic Boulevard, Suite 680, Los Angeles, California, 90064-30228.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at our Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and that such broker, bank or other nominee is not voting your shares.

QUORUM

To conduct the business of the Annual Meeting, we must have a quorum. This means the holders of a majority of the outstanding shares entitled to vote must be represented at the Annual Meeting, present either by proxy or in person.

VOTES NEEDED

The nominees for director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting shall be elected. Approval for the other actions requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. If the Annual Meeting is adjourned, your shares may be voted by the proxy holder on the new meeting date unless you have revoked your proxy.

Only votes cast "FOR" or "AGAINST" a proposal are counted. Abstentions and broker non-votes (or votes withheld in the election of directors) will not be counted, except for purposes of determining a quorum. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

ATTENDING IN PERSON

Only shareholders, their proxy holders, and Bentley's guests may attend the Annual Meeting.

If you hold your shares through someone else, such as a bank or a broker, send proof of your ownership to the Secretary at the address listed above, or you may bring proof of ownership with you in order to be admitted to the Annual Meeting. Acceptable proof could include an account statement showing that you owned Bentley shares on September 29th, 2003.

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, email or fax. We will also reimburse banks, brokers and other persons holding shares in their names or in the names of their nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

                                     ITEM 1:
                              ELECTION OF DIRECTORS

The board of directors has nominated and recommends a vote FOR election of its current sole director, Gordon F. Lee, and Robert Schumacher at the Annual Meeting. The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated. If the nominee(s) are unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the proxy holders to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

The nominees elected as directors will hold office until the next annual meeting of shareholders or until their successors are elected and qualified, or until their earlier death, resignation or retirement. Set forth below for the nominees are their ages, their positions in the Company and short biographies.

The information set forth below as to the nominees for director has been furnished to the Company by the nominees.

NAME                       AGE          POSITION                                                PERIOD OF SERVICE
----                       ---          --------                                                -----------------

Gordon F. Lee              52           Chief Executive Officer and Chief Financial              Since March 1999
                                        Officer
Robert Schumacher          60           President and Chief Operating Officer                    Since July 2003

GORDON F. LEE has been our CEO since March 1999. From March 1998 to March 1999, Mr. Lee served as the President of Glassmaster Industries, a company working on the development of a bullet resistant glass-coating technology, which was eventually sold off to other companies for commercial development. From 1991 to March 1998, Mr. Lee served as the President of USA Video Corporation, one of the first companies to offer video-on-demand and high-quality digitizing and compression services. Mr. Lee is also an officer and director of American IDC Corp. Mr. Lee devotes 50% of his time to the Company.

ROBERT SCHUMACHER has been our President and Chief Operating Officer since July 2003. Over the past decade, Mr. Schumacher has launched a number of successful companies ranging from internet design, hosting and marketing, to online software, to the design of medical devices, as well as developing the marketing strategies and online presence for a host of other organizations. He heads the company that is building Bentley's proprietary online barter exchange called barterdollars.com, and developed Bentley's new corporate identity, including its logo and its website. Prior to this, Mr. Schumacher was marketing vice president of a division of a Fortune 500 company and started its franchised stores and accessory merchandising business. He joined them after leaving a national trade association where for ten years he was publisher of its award-winning industry magazine that he created, as well as its associate executive vice president. For eight years preceding this, he was President of Centrum Corporation, a Washington, D.C. headquartered communications firm he founded, with offices in Europe. It served a wide range of companies, national and international trade associations and public service organizations, providing them with marketing, advertising, design, public relations, documentary film production and conference organization.

The term of office for each director is one year, or until his/her successor is elected at the Company's annual meeting and is qualified. The term of office for each officer of the Company is at the pleasure of the Board of Directors.

The Board of Directors does not have a nominating committee. Therefore, the selection of persons or election to the Board of Directors was neither independently made nor negotiated at arm's length.

The Board of Directors has no reason to believe that any nominee will not serve if elected. If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board. Proxies will be voted FOR each nominee unless the shareholder specifies otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended June 30, 2003, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on approximately forty occasions.

AUDIT COMMITTEE

The Board of Directors has an audit committee (the "AUDIT COMMITTEE"), which is comprised of Gordon F. Lee. Because Mr. Lee is a director and shareholder, he is not considered to be "INDEPENDENT" under the listing standards of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers.

The Audit Committee meets with the Company's independent accountants at least quarterly to discuss the results of the annual audit or interim periodic reviews and to review the financial statements; appoints the independent accountants to be retained; oversees the independence of the independent accountants; evaluates the independent accountants' performance; approves fees paid to independent accountants and receives and considers the independent accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met four times and signed four consent resolutions during the fiscal year ended June 30, 2003.

The Audit Committee is primarily concerned with the effectiveness of the audits of the Company by its internal audit staff and by the independent auditors. Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of the Company's internal system of audit and financial controls; (4) appraising the Company's financial reporting activities (including its Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with important Company policies and applicable laws. The Audit Committee has not adopted a written charter.

OTHER COMMITTEES

The Board of Directors currently has no other committees.

RELATIONSHIP WITH OUR INDEPENDENT ACCOUNTANTS

The firm of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, has served as our independent auditors since June 1999. The Board of Directors has recommended Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, to serve as our independent accountants for the fiscal year ending June 30, 2004.

Services performed by Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, for the fiscal year ended June 30, 2003 consisted of the examination of our quarterly and annual financial statements and services related to filings with the Securities and Exchange Commission ("SEC").

                             AUDIT COMMITTEE REPORT

THE MATERIAL IN THIS REPORT IS NOT "SOLICITING MATERIAL," IS NOT DEEMED "FILED" WITH THE SEC, AND IS NOT TO BE INCORPORATED BY REFERENCE IN ANY OF OUR FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE OF THIS PROXY STATEMENT AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE THEREIN.

The Audit Committee assists the Board of Directors in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed in detail the audited fiscal year June 30, 2003 financial statements with the Company's management and with Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, the Company's independent auditors. In addition, the Audit Committee has discussed with Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, the matters required to be discussed by Statement on Auditing Standards Number 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from Russell Bedford Stefanou Mirchandani, independent certified public accountants, required by Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with the independent auditors their independence from the Company and its management. The Audit Committee has also considered whether Russell Bedford Stefanou Mirchandani's provision of non-audit services to the Company is compatible with the independence of such firm.

Members of the Audit Committee rely on the information provided to them and on the representations made to the Committee by management and Bentley's independent accountants without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee's oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that any audit of Bentley's financial statements conducted by Bentley's internal and independent accountants has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003, for filing with the SEC.

Based on the Audit Committee's review and management's assessment of the performance of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, during the audit of the Company's financial statements for the fiscal year ending June 30, 2003, the Audit Committee recommended to the Board that Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, be engaged as the Company's independent auditors for fiscal year 2004.

Respectfully submitted,

                                  GORDON F. LEE

                                  VOTING SHARES

Our authorized capital consists of five hundred million (500,000,000) common shares with a par value of $0.0001 per share and twenty million (20,000,000) Preferred shares with a par value of $0.0001 per share.

As of September 29, 2003, 349,490,764 common shares of the Company were issued and outstanding, each one share carrying the right to one vote. No preferred shares were issued and outstanding. Only those shareholders of record on September 29, 2003 holding common shares shall be entitled to vote at the forthcoming Annual Meeting or any adjournment thereof in person or by Proxy.

                   SECURITY OWNERSHIP OF DIRECTORS, OFFICERS,
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of September 29th, 2003, the number of outstanding common shares of Bentley beneficially owned by (i) each person known to Bentley to beneficially own more than 5% of its outstanding common shares,
(ii) each director, (iii) each nominee for director, (iv) each executive officer listed in the Summary Compensation Table, and (iv) all executive officers and directors as a group.

TITLE OF CLASS                NAME AND ADDRESS OF BENEFICIAL           AMOUNT AND NATURE OF          PERCENTAGE OF CLASS
                                      OWNER (1) (3)                      BENEFICIAL OWNER
                                      -------------                      ----------------
Common Stock               Gordon F. Lee                                   74,500,000 (2)                  21.3%
                           CEO, CFO & Director
                           11301 Olympic Blvd.,
                           Suite 680
                           Los Angeles, CA 90064
                           ---------------------

Common Stock               Robert Schumacher                               10,500,000                       3.0%
                           COO & President
                           11301 Olympic Blvd.,
                           Suite 680
                           Los Angeles, CA 90064
                           ---------------------

Common Stock               All Executive Officers and                      85,000,000                       24.3%
                           Directors as a Group
                           --------------------

           (1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

           (2) 10,000,000 shares are held by BBX Service Corp., an entity Gordon Lee controls and 10,000,000 shares are held by American IDC Corp., an entity Gordon Lee controls.

           (3) The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 ACT") requires our directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to us during our most recent fiscal year, all Section 16(a) forms were timely filed, except as follows. Gordon Lee, Chief Executive Officer of the Company, failed to timely file a Form 4 for acquisitions by BBX Services Corp. and American IDC Corp., entities Mr. Lee controls, occurring on June 9, 2003. A Form 4 reporting these transactions was filed on June 16, 2003. Harry Hargens, CEO of the company from October 2002 to January 2003, failed to timely file a Form 3 upon becoming an officer of the company and Form 4's for acquisitions occurring on October 18, 2002 and a sale occurring on November 1, 2002. All of these filings were subsequently made on or about November 8, 2002.

                     DIRECTOR AND EXECUTIVE COMPENSATION AND
                       OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer ("CEO") as of June 30, 2003, whose salary and bonus for such year exceeded $100,000 (collectively, the "NAMED EXECUTIVE OFFICERS"), for the last three completed fiscal years.

                                                                                      Long-Term Compensation

                           Summary Compensation Table                           Awards                     Payouts
                               Annual Compensation                    ---------------------------   ---------------------
Name and         --------------------------------------------------    Restricted   Securities
Principal                                            Other Annual      Stock        Underlying      LTIP     All Other
Position         Year     Salary       Bonus         Compensation      Award(s)     Options/SARs   Payouts  Compensation
--------         ----     ------       -----         ------------      --------     ------------   -------  ------------

                                          $               $              $               $           $            $$
Lee, Gordon F.  2003     240,000      120,000           -0-               -0-              -0-        -0-         -0-
(CEO, CFO)      2002     240,000      120,000           -0-               -0-              -0-        -0-         -0-
                2001     240,000      120,000           48,204            -0-              -0-        -0-         -0-

Hargens, Harry. 2003      94,000          -0-           -0-               -0-              -0-        -0-         -0-
(CEO, 10/02 to 1/03)*

* Mr. Hargens was appointed CEO of Bentley in connection with the Kryptosima acquisition which was cancelled in January, 2003. Mr. Hargens subsequently resigned.

COMPENSATION OF DIRECTORS

The Company's sole director received $10,000 per month for services rendered as a director during fiscal 2003.

EMPLOYMENT CONTRACTS

We do not have an employment contract with Mr. Lee. Any obligation to provide any compensation to Mr. Lee in the event of his resignation, retirement or termination, or a change in control of the Company, or a change in any Named Executive Officers' responsibilities following a change in control would be negotiated at the time of the event.

We may in the future create retirement, pension, profit sharing and medical reimbursement plans covering our Executive Officers and Directors.

We do not have a compensation committee. Decisions concerning the compensation of our executive officers are made by the Board of Directors. The sole member of the Board during fiscal 2003 (Gordon F. Lee) participated in the Board's deliberations concerning executive officer compensation during the fiscal year ended June 30, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 6, 2003, we entered into an agreement with American IDC Corp. whereby American IDC Corp. will provide future programming, website development, design and hosting services for our barter websites. We issued 10,000,000 of restricted common stock to American IDC in exchange for these services. Gordon Lee, an officer and director of the Company is also an officer, the sole director and a controlling shareholder of American IDC Corp.

On June 6, 2003, we also entered into an agreement with BBX Services, Inc. for management consulting services rendered from January 2003 to June 2003. Compensation was $30,000.00 per month, payable in cash or restricted common stock. Gordon Lee, an officer and director of Bentley is also an officer, the sole director and a controlling shareholder of BBX Services, Inc.

                                     ITEM 2:
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

The firm of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, has been appointed by the Board of Directors to serve as our independent auditors for the fiscal year ended June 30, 2003.

Representatives of Russell Bedford Stefanou Mirchandani are not expected to be present at the annual meeting.

AUDIT FEES

The aggregate fees billed to the Company for professional services rendered for the audit of our annual financial statements for the fiscal year ended June 30, 2003, and for the reviews of the financial statements included in the our Quarterly Reports on Form 10-Q for that fiscal year, were $45,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Russell Bedford Stefanou Mirchandani, independent certified public accountants, did not provide any professional services to us with respect to financial information systems design and implementation for the year ended June 30, 2003.

ALL OTHER FEES

Russell Bedford Stefanou Mirchandani, independent certified public accountants, was not paid any other fees for services rendered to the Company during the year ended June 30, 2003.

REQUIRED VOTE

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification of the appointment of Russell Bedford Stefanou Mirchandani, independent certified public accountants, as our auditors for the fiscal year ending June 30, 2004.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF RUSSELL BEDFORD STEFANOU MIRCHANDANI, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

                                     ITEM 3
                           APPROVAL OF CHANGE OF NAME

The shareholders of the Company will be asked to approve an amendment to our Articles of Incorporation to change our name from "BENTLEY COMMUNICATIONS CORP." to "BENTLEY COMMERCE CORPORATION", or such other name as determined by the Board of Directors.

The purpose of the name change is to accurately reflect our focus on e-commerce and associated financial transactions, and to confirm our entrance into the $12 billion U.S. barter industry.

REQUIRED VOTE

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the approval of the change of name of the Company to "BENTLEY COMMERCE CORPORATION," or such other name as determined by the Board of Directors.

EFFECTS OF THE NAME CHANGE

If the proposed amendment is adopted, Article I of our certificate of incorporation would be amended to read as follows:

        "The name of this corporation is "Bentley Commerce Corporation."

The approval of the name change will not affect in any way the validity of currently outstanding stock certificates and will not require our stockholders to surrender or exchange any stock certificates that they currently hold. The Board of Directors has sole discretion to elect whether to file the proposed amendment of the certificate of incorporation. If the name change is not effected by the first anniversary of this meeting of stockholders, the Board's authority to effect the name change will terminate and stockholder approval again would be required prior to implementing any name change.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE CHANGE OF NAME OF THE COMPANY TO "BENTLEY COMMERCE CORPORATION" OR SUCH OTHER NAME AS DETERMINED BY THE BOARD OF DIRECTORS.

                                     ITEM 4
          TO RATIFY AND APPROVE AN INCREASE IN AUTHORIZED COMMON STOCK

The shareholders of the Company will be asked to ratify and approve an amendment to our Articles of Incorporation to increase the number of authorized common stock from 500,000,000 to 2,500,000,000.

At September 29, 2003, there were 349,490,764 shares of common stock outstanding. The purpose of the increase is to allow for a sufficient amount of common stock to support the Company's expansion and future financing activities, if any. There are no present plans for significant future issuances.

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification and approval of the increase in authorized common stock to 2,500,000,000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE INCREASE IN THE COMMON STOCK OF THE COMPANY TO 2,500,000,000 SHARES.

                                     ITEM 5
                 TO RATIFY AND APPROVE THE COMPANY'S STOCK PLANS

On June 5, 2002, the Board of Directors adopted the 2002 Non-Qualified Stock & Stock Option Compensation Plan for Outside Consultants (the "2002 Stock Plan") as a method for Bentley to compensate key advisors and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the Company's cash resources. The Board of Directors reserved Six Million (6,000,000) shares of its $.0001 par value common stock for issuance under the 2002 Stock Plan.

On August 16, 2002, the Board of Directors adopted the August 2002 Non-Qualified Stock & Stock Option Plan (the "August 2002 Stock Plan") as a method for Bentley to compensate key employees, advisors and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the Company's cash resources. The Board of Directors reserved Eight Million Five Hundred (8,500,000) shares of its $.0001 par value common stock for issuance under the August 2002 Stock Plan.

On October 18, 2002, the Board of Directors adopted the October 2002 Non-Qualified Stock & Stock Option Plan (the "October 2002 Stock Plan") as a method for Bentley to compensate key employees, advisors and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the Company's cash resources. The Board of Directors reserved Sixteen Million (16,000,000) shares of its $.0001 par value common stock for issuance under the October 2002 Stock Plan.

On March 19, 2003, the Board of Directors adopted the January 2003 Non-Qualified Stock & Stock Option Plan (the "January 2003 Stock Plan") as a method for Bentley to compensate key employees, advisors and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the Company's cash resources. The Board of Directors reserved Twenty-Nine Million (29,000,000) shares of its $.0001 par value common stock for issuance under the January 2003 Stock Plan.

On June 16, 2003, the Board of Directors adopted the June 2003 Non-Qualified Stock & Stock Option Plan (the "June 2003 Stock Plan") as a method for Bentley to compensate key employees, advisors and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the Company's cash resources. The Board of Directors reserved Thirty Million (30,000,000) shares of its $.0001 par value common stock for issuance under the June 2003 Stock Plan.

Set forth below is a brief description of the material features of the above-listed stock plans (the "Stock Plans").

Administration and Eligibility
------------------------------
The Stock Plans are administered by a Compensation Committee (the "Committee") appointed by the Board or in the absence of a Committee, by the Board itself. Employees, directors, officers, consultants, advisors and other persons associated with the Company are eligible to receive common stock and options under the Stock Plans. The Committee determines, among other things, who is eligible to receive common stock and/or stock options, the number of shares granted or subject to an option, the time at which common stock is issued or an option is granted, the duration of an option and the exercise price of an option. The Committee has the right to adopt or rescind rules for the administration of the Stock Plans, correct defects and omissions in, reconcile inconsistencies, and construe the Stock Plans. The Committee may only grant common stock or stock options to a stockholder pursuant to a written agreement between the stockholder and the company, which includes such terms and conditions as required by the Board or Committee.


Amendment and Termination
-------------------------
The Board may at any time, and from time to time, suspend or terminate the Stock Plans in whole or in part or amend them from time to time in such respects as the Board may deem appropriate and in the best interest of the Company. All grants must be within ten years from the date the Stock Plans are approved or adopted by the stockholders.


Payment of Exercise Price
-------------------------
Payment of the option price on exercise of stock options may be made in cash, shares of common stock of the company or a combination of both, as determined by the Committee.


Tax Treatment To The Recipients
-------------------------------
The common stock is not qualified under Section 401(a) of the Internal Revenue Code. The recipients, therefore, will be required for federal income tax purposes to recognize compensation during the taxable year of issuance unless the shares are subject to a substantial risk of forfeiture. Accordingly, absent a specific contractual provision to the contrary, the recipients will receive compensation taxable at ordinary rates equal to the fair market value of the shares on the date of receipt since there will be no substantial risk of forfeiture or other restrictions on transfer. If, however, the recipients receive shares of common stock pursuant to the exercise of an option or options at an exercise price below the fair market value of the shares on the date of exercise, the difference between the exercise price and the fair market value of the stock on the date of exercise will be deemed compensation for federal income tax purposes. The recipients are urged to consult each of their tax advisors on this matter. Further, if any recipient is an "affiliate," Section 16(b) of the Exchange Act is applicable and will affect the issue of taxation.


Tax Treatment To The Company
----------------------------
The amount of income recognized by any recipient hereunder in accordance with the foregoing discussion will be a tax-deductible expense by Bentley Communications Corp. for federal income tax purposes in the taxable year of Bentley Communications Corp. during which the recipient recognizes income.

Plan Benefits Table
-------------------
The following sets the amount of common stock and options received by or allocated to each of the following under the Stock Plans:

October 2002 Non-Qualified Stock & Stock Option Plan
Name and position                    Dollar value           ($) Number of Shares
-----------------                    ------------           --------------------

Gordon F. Lee                           $40,000                     2,000,000
CEO, Secretary and
Director

Harry Hargens
CEO (10/02 to 01/03)                    $79,000                     2,500,000

All current executive                  $119,000                     4,500,000
officers as a group

January 2003 Non-Qualified Stock & Stock Option Plan
Name and position                     Dollar value          ($) Number of Shares
-----------------                     ------------          --------------------

Robert Schumacher                        $10,000                      500,000
COO (as of 7/29/03)

All current executive                    $10,000                      500,000
officers as a group

June 2003 Non-Qualified Stock & Stock Option Plan
Name and position                     Dollar value          ($) Number of Shares
-----------------                     ------------          --------------------

Gordon F. Lee                            $70,000                      7,000,000
CEO, Secretary and
Director

All current executive                    $70,000                      7,000,000
officers as a group

Registration of Shares Underlying the Stock Plan

All shares underlying the Stock Plans were registered on a Form S-8 registration statement.

REQUIRED VOTE

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification and approval of the above-listed stock plans.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE 2002 STOCK PLAN, AUGUST 2002 STOCK PLAN, OCTOBER 2002 STOCK PLAN, JANUARY 2003 STOCK PLAN AND JUNE 2003 STOCK PLAN.

                                     ITEM 6
 TO RATIFY AND APPROVE THE PURCHASE OF ASSETS OF CRUMP BARTER SYSTEMS, INC. AND
                         THE COMPANY'S NEW BUSINESS PLAN

Bentley intends to create a trade clearinghouse for barter companies, their members and clients, through the development of a seamlessly integrated family of online barter services. It envisions that most barter transactions can be handled in real time, using proprietary software that Bentley is developing or acquiring. The outcome will be to transform and redefine the commercial barter industry as it exists today by enabling barter exchanges, and their members and clients, to trade interactively with each other online.

On August 29, 2003, Bentley Communications Corp. entered into an Asset Purchase Agreement with Crump Barter Systems, Inc. ("Crump"), whereby Bentley agreed to purchase all of the assets of Crump, including the sole and exclusive use of the name "Crump Barter", all right, title and interest in and to the website "www.crumpbarter.com", the Crump Barter system, including its 180 affiliates and alliances, trade receivables and trade payables, fixed assets, all goodwill, real property, personal property, choses in action, and intangible or intellectual property in which Crump has a right or interest or the right to acquire an interest (collectively the "ASSETS").

As consideration for the Assets, Bentley agreed to the following: the issuance of 10,000,000 shares in the capital stock of the registrant and the sum of $110,000 cash or cash equivalent, payable as follows: (i) the sum of $10,000 payable on or before the date of execution of the agreement, which amount has been paid; and (ii) payment of the sum of $10,000 in cash or cash equivalent on the one month anniversary of the closing of the purchase and (iii) payment of an additional $10,000 on the subsequent one month anniversary dates of the closing date, for a period of ten months until the entire $110,000.00 has been paid. On the Closing Date, as defined in the agreement, Bentley will provide to Crump a Promissory Note representing the $100,000 owed as of the closing. The purchase of the assets is subject to the Bentley receiving from Crump audited financial statements and pro forma financial statements, if necessary.

In accordance with the Asset Purchase Agreement, Bentley agreed to retain Joe Crump, the sole shareholder of all of the issued and outstanding shares of Crump, as manager of a wholly-owned subsidiary of Bentley to operate the Crump bartering system. As set forth in the Management Agreement dated August 4th, 2003, Bentley agreed to retain Crump as manager of the Subsidiary for a term of 12 months from the closing of the purchase of the Assets for $10,000 per month.

With its predominantly North American network of 180 local barter exchanges and approximately 50,000 merchant members that trade through them, Crump's growing membership represents approximately 30 percent of the barter exchanges in the USA and about 50 percent of those in Canada. It was founded in 1998 to bring efficiencies to the barter industry by providing a clearinghouse through which members of different barter exchanges worldwide can make available each other's inventory and services and trade seamlessly with one another.

This matter is not required to be submitted for stockholder approval, but the Board of Directors has elected to seek ratification of its new business plan and the purchase of assets from Crump Barter Systems, Inc. in furtherance of this business plan.

REQUIRED VOTE

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification and approval of the company's new business plan and the purchase of assets from Crump Barter Systems, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE NEW BUSINESS PLAN AND THE PURCHASE OF ASSETS FROM CRUMP BARTER SYSTEMS, INC.

                                     ITEM 7
         RATIFICATION AND APPROVAL OF PAST DIRECTOR AND OFFICER ACTIVITY

The Board has proposed that the shareholders ratify and approve the officers and directors past actions over the fiscal year ended June 30, 2003.

This matter is not required to be submitted for stockholder approval, but the Board of Directors has elected to seek ratification of the officers and directors past actions over the fiscal year ended June 30, 2003.

REQUIRED VOTE

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification and approval of the company's the officers and directors past actions over the fiscal year ended June 30, 2003.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE OFFICERS AND DIRECTORS PAST ACTIONS OVER THE FISCAL YEAR ENDED JUNE 30, 2003.

                     REQUIREMENTS, INCLUDING DEADLINES, FOR
             SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF SHAREHOLDERS

Under the rules of the SEC, if a shareholder wants the Company to include a proposal in its Proxy Statement and form of proxy for presentation at our 2004 Annual Meeting of Shareholders, the proposal must be received by the Company,
Attention: Mr. Gordon F. Lee, Chief Executive Officer, at our principal executive offices no later than June 8th, 2004 and all the other conditions of Rule 14a-8 under the SECURITIES EXCHANGE ACT OF 1934 must be satisfied, for such proposals to be included in our proxy statement and form of proxy relating to that meeting.

In addition, the proxy solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the Annual Meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                    FORM 10-K

OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2003, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS, IS ENCLOSED WITH THIS PROXY STATEMENT.

WE WILL MAIL TO ANY SHAREHOLDER, WITHOUT CHARGE AND UPON WRITTEN REQUEST, A COPY OF ANY EXHIBIT TO THE ANNUAL REPORT. REQUESTS SHOULD BE SENT TO BENTLEY COMMUNICATIONS CORP., 11301 OLYMPIC BOULEVARD, SUITE 680, LOS ANGELES, CALIFORNIA, 90064-30228, ATTENTION: INVESTOR RELATIONS.

                                         By Order of the Board of Directors

                                         /s/ GORDON F. LEE
                                         -----------------------
                                         Gordon F. Lee,
                                         Chief Executive Officer

October 14, 2003

                          BENTLEY COMMUNICATIONS CORP.

                                      PROXY

                       2003 ANNUAL MEETING OF SHAREHOLDERS

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Bentley Communications Corp., hereby constitutes and appoints Gordon F. Lee, or instead of the foregoing, __________________ the attorneys and proxies of the undersigned with full power of substitution to act and vote for an in the name, place and stead of the undersigned, at the 2003 Annual Meeting of the Shareholders of the Company, to be held at 2:00 p.m. on Thursday, October 30th, 2003, and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

           (1)      ELECTION OF DIRECTORS:

           VOTE FOR ALL NOMINEES LISTED BELOW                      [ ]

           WITHHOLD AUTHORITY                                      [ ]

           Nominees:
                                 GORDON F. LEE
                                 ROBERT SCHUMACHER

           INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) listed above, write the nominee's name in the space provided below.

           EXCEPTIONS ________________________

           (2) RATIFICATION OF APPOINTMENT OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS INDEPENDENT AUDITORS:

           FOR [ ]                   AGAINST [ ]                     ABSTAIN [ ]

           (3) APPROVAL OF A CHANGE OF THE COMPANY'S NAME FROM "BENTLEY COMMUNICATIONS CORP." TO "BENTLEY COMMERCE CORPORATION", OR SUCH OTHER NAME AS DETERMINED BY THE BOARD OF DIRECTORS.

           FOR [ ]                   AGAINST [ ]                     ABSTAIN [ ]

           (4) TO RATIFY AND APPROVE THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK TO 2,500,000,000.

           FOR [ ]                   AGAINST [ ]                     ABSTAIN [ ]

           (5) TO RATIFY AND APPROVE THE COMPANY'S STOCK PLANS (2002 NON-QUALIFIED STOCK & STOCK OPTION COMPENSATION PLAN FOR OUTSIDE CONSULTANTS; AUGUST 2002 NON-QUALIFIED STOCK & STOCK OPTION PLAN; OCTOBER 2002 NON-QUALIFIED STOCK & STOCK OPTION PLAN ; JANUARY 2003 NON-QUALIFIED STOCK & STOCK OPTION PLAN; AND JUNE 2003 NON-QUALIFIED STOCK & STOCK OPTION PLAN).

           FOR [ ]                   AGAINST [ ]                     ABSTAIN [ ]

           (6) TO RATIFY AND APPROVE THE PURCHASE OF THE ASSETS OF CRUMP BARTER SYSTEMS, INC. AND THE COMPANY'S NEW BUSINESS PLAN.

           FOR [ ]                   AGAINST [ ]                     ABSTAIN [ ]

           (7) TO RATIFY AND APPROVE THE ACTIONS OF THE BOARD OF DIRECTORS AND OFFICERS OF THE COMPANY FOR THE LAST FISCAL YEAR.

           FOR [ ]                   AGAINST [ ]                     ABSTAIN [ ]


When properly executed, this Proxy will be voted in the manner specified by the Shareholder. Unless you specify otherwise, this Proxy will be voted "FOR" the election of the nominee as directors and "FOR" Items 2 through 7.

A majority of the proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy. Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated October 14, 2003.

Dated:  __________________, 2003

                            NUMBER OF SHARES

                            PRINT NAME OF SHAREHOLDER

                            SIGNATURE OF SHAREHOLDER

JOINT OWNERS SHOULD EACH SIGN. ATTORNEYS-IN-FACT, ADMINISTRATORS, CUSTODIANS, PARTNERS, OR CORPORATION OFFICERS SHOULD GIVE FULL TITLE.

NOTE: This proxy, properly completed, dated and signed, should be returned immediately in the enclosed, envelope to Florida Atlantic Stock Transfer Inc., of 7130 Nob Hill Road, Tamarac, Florida, 33321.

Appendix 1 2002 Non-Qualified Stock & Stock Option Compensation Plan for Outside
           Consultants (1)
Appendix 2 August 2002 Non-Qualified Stock & Stock Option Plan (2)
Appendix 3 October 2002 Non-Qualified Stock & Stock Option Plan (3)
Appendix 4 January 2003 Non-Qualified Stock & Stock Option Plan (4)
Appendix 5 June 2003 Non-Qualified Stock & Stock Option Plan (5)

         (1) Filed with the Company's Form S-8, filed June 5, 2002 (File No. 333-89946)
         (2) Filed with the Company's Form S-8, filed August 22, 2002 (File No. 333-98569)
         (3) Filed with the Company's Form S-8, filed October 28, 2002 (File No. 333-100774)
         (4) Filed with the Company's Form S-8, filed March 17, 2003 (File No. 333-103884)
         (5) Filed with the Company's Form S-8, filed June 18, 2003 (File No. 333-106243)